EXHIBIT 10.4


                               STRATIVATION, INC.

                             SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT ("Subscription Agreement") made as of this 7 day of March, 2007, by and among Strativation, Inc., a Delaware corporation ("PUBCO" or the "COMPANY"), CNS Response, Inc., a California corporation, a wholly owned subsidiary of the Company ("CNSR") and the undersigned (the "SUBSCRIBER").

         WHEREAS, the Company, the Company's wholly-owned subsidiary, CNSR Merger Corporation, and CNSR are parties to a certain Agreement and Plan of Merger dated as of January 16, 2007, as amended (the "MERGER AGREEMENT"), pursuant to which a newly organized, wholly owned subsidiary of the Company will merge with and into CNSR, CNSR will become a wholly owned subsidiary of the Company, and the existing CNSR stockholders will obtain majority ownership and control of the Company (the "MERGER"). On the date on which the Merger becomes effective (the "INITIAL CLOSING DATE"), the Company will change its name to CNS Response, Inc. and will assume, through CNSR, its business and operations.

         WHEREAS, as a condition to the closing of the Merger, the Company intends to obtain subscriptions for the purchase and sale, in a private placement transaction (the "OFFERING") pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the "ACT"), of Units (the "Units") consisting of (i) one (1) share of the Company's common stock, par value $.001 per share ("COMMON STOCK"), and (ii) three-tenths (3/10) of a five (5) year warrant to purchase one (1) share of the Company's Common Stock at an initial exercise price of $1.80 per share (the "WARRANTS" and the Common Stock issuable upon the exercise of the Warrants the "WARRANT SHARES"), on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Units set forth on the signature page hereof.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.       PURCHASE AND SALE OF THE SECURITIES.

         1.1 The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, a number of Units for the aggregate subscription amount set forth on the signature page hereto. Upon acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber Common Stock and Warrant certificates evidencing the Securities underlying the Units subscribed for against payment in U.S. Dollars of the Purchase Price (as defined below), reflecting a price of $1.20 per Unit.

         1.2 The subscription period will begin as of January 16, 2007 and will terminate at 5:00 PM Eastern Standard Time on the later of (a) March 15, 2007, and (b) if the Initial Closing occurs on or prior to March 15, 2007, the date that is forty-five (45) calendar days after the Initial Closing Date (the "TERMINATION DATE"), unless extended by the Company. The Units will be offered on a "best efforts" basis as more particularly set forth in the Amended and Restated Confidential Private Placement Memorandum dated February 2007 and any supplements thereto (the "OFFERING MEMORANDUM").

         1.3 Placement of Units will be made by Brean Murray, Carret & Co. (the "PLACEMENT AGENT"), who will receive certain compensation therefor as provided in its Engagement Agreement, which is more fully described in the Offering Memorandum.

         1.4 Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of a minimum of $7,005,000 of Units (the "MINIMUM OFFERING AMOUNT"). Subscriber understands that payments hereunder as to the Offering will be held in an escrow account established by the Company pursuant to an escrow agreement (the "ESCROW AGREEMENT") by and among the Placement Agent, CNSR, the Company and Signature Bank as escrow agent (the "ESCROW AGENT"), and shall, to the extent received prior to the Initial Closing Date, be paid over to the Company at the closing of the purchase of the Minimum Offering Amount in the Offering (the "INITIAL CLOSING") to occur on the Initial Closing Date (as described in the Memorandum). If the Minimum Offering Amount is not obtained by the Termination Date or any extended period, the funds held therein will be returned to the subscribers without interest or deduction.

         1.5 The minimum dollar amount of Units that may be purchased by the Subscriber is $27,000 unless CNSR and PubCo waive the requirement. The consummation of the Offering is subject to the satisfaction of a number of conditions, as further described in the Offering Memorandum, one or more of which conditions may not occur.

         1.6 Subscriber has delivered and paid concurrently herewith the purchase price (the "PURCHASE Price") set forth on the signature page hereof required to purchase the Units subscribed for hereunder which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of "Signature Bank, Strativation, Inc. Escrow Account."

         1.7 The certificates for the Common Stock together with the accompanying Warrants bearing the name of the Subscriber will be delivered by the Company no later than fifteen (15) days following the Closing Date. The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire.

         1.8 The Company and/or CNSR may, in their sole discretion, reject any subscription, in whole or in part, or terminate or withdraw the Offering in its entirety at any time prior to a closing in relation thereto. Neither the Company nor the Placement Agent shall be required to allocate among investors on a pro rata basis in the event of an over-subscription.

2.       REPRESENTATIONS AND COVENANTS OF SUBSCRIBER

         2.1 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investor may not be able to liquidate his investment; (iv) transferability of the securities comprising the Units is extremely limited; (v) an investor could sustain the loss of his entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company's business and the business and operations of CNSR, and the industries and markets in which the Company will compete, as well as risks associated with the Offering, the Merger


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


and the other transactions contemplated herein, in the Offering Memorandum and in the Merger Agreement, all as more fully set forth herein and in the Offering Memorandum. For the avoidance of doubt, all references to the Company in this
Section 2.1 include the Company's business and operations after it acquires the business and operations of CNSR through the Merger.

         2.2 The Subscriber represents that he, she or it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his responses to the Investor Questionnaire, the form of which is attached hereto as EXHIBIT A, and that he, she or it is able to bear the economic risk of an investment in the Units. The Subscriber must complete the Investor Questionnaire to enable the Company and CNSR to access the Subscriber's eligibility for the Offering.

         2.3 The Subscriber acknowledges that he, she or it has prior investment experience, including without limitation, investment in non-listed and non-registered securities, or he, she or it has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company or CNSR both to him, her or it and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on his behalf, and that he, she or it recognizes the highly speculative nature of this investment.

         2.4 The Subscriber acknowledges receipt and careful review of the Offering Memorandum, this Subscription Agreement, the form of Warrant and the attachments hereto and thereto (collectively, the "OFFERING DOCUMENTS") and hereby represents that he, she or it has been furnished or given access by the Company or CNSR during the course of this Offering with or to all information regarding the Company and CNSR and their respective financial conditions and results of operations which he, she or it had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he, she or it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company and CNSR concerning the terms and conditions of the Offering, and any additional information which he, she or it had requested. The Subscriber further represents and acknowledges that the Subscriber has not seen or received any advertisement or general solicitation with respect to the sale of any of the securities of the Company, including, without limitation, the Units.

         2.5 The Subscriber acknowledges that this Offering of Units may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he, she or it must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Units.

         2.6 The Subscriber acknowledges that this Offering of Units has not been reviewed or approved by the United States Securities and Exchange Commission ("SEC") because the Offering is intended to be a nonpublic offering pursuant to Section 4(2) of the Act. The Subscriber represents that the Units are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he, she or it will not sell or otherwise transfer any of the securities comprising the Units unless they are registered under the Act or unless an exemption from such registration is available and, upon the Company's request, the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.


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


         2.7 The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his investment intention. The Subscriber realizes that, in the view of the SEC, a purchase now with the intention to distribute would represent a purchase with an intention inconsistent with his representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

         2.8 The Subscriber understands that Rule 144 (the "RULE") promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering, such as the Offering, without having to satisfy the registration requirements under the Act. Except as specifically set forth in SECTION 4.10 hereof, the Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber consents that the Company may, if it desires, permit the transfer of the Common Stock included in the Units or issuable upon the exercise of the Warrants out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act, any applicable state "blue sky" laws or any applicable securities laws of any other country, province or jurisdiction (collectively, "SECURITIES Laws"). The Subscriber agrees to hold the Company, CNSR and their respective directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him, her or it contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

         2.9 The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his Units and the Common Stock or Warrants included in the Units or issuable upon the exercise of the Warrants stating that they have not been registered under the Act and are subject to the terms of this Subscription Agreement, and setting forth or referring to the restrictions on the transferability and sale thereof.

         2.10 The Subscriber understands that the Company and CNSR will review this Subscription Agreement and the Investor Questionnaire and, if the Subscriber is a natural person, the Company and CNSR are hereby given authority by the undersigned to call his bank or place of employment. The Subscriber further authorizes the Company and CNSR to review the financial standing of the Subscriber; and the Subscriber agrees that the Company and CNSR reserve the unrestricted right to reject or limit any subscription and to close the offer at any time.

         2.11 The Subscriber hereby represents that the address of Subscriber furnished by him, her or it at the end of this Subscription Agreement and in the Investor Questionnaire is the undersigned's principal residence if he or she is an individual or its principal business address if it is a corporation or other entity.

         2.12 The Subscriber acknowledges that if the Subscriber is a Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he, she or it must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD, receipt of which must be acknowledged by such firm on the signature page


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


hereof. The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer with the SEC, in which case the Subscriber represents that the Subscriber is purchasing the Units in the ordinary course of business and, at the time of purchase of the Units, has no agreements or understandings, directly or indirectly, with any person to distribute the Units or any portion thereof.

         2.13 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by either the Company or CNSR or their agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents.

         2.14 The Subscriber agrees that he, she or it will purchase securities in the Offering only if his intent at such time is to make such purchase for investment purposes and not with a view toward resale.

         2.15 If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

         2.16 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber's subscription and payment for, and his or her continued beneficial ownership of the Units and of the shares of Common Stock included therein or issuable upon the exercise of the Warrants, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

         2.17 The undersigned hereby covenants and agrees that neither it nor any of its affiliates has or will have an open position (e.g., short sale) in the Common Stock or any Warrant Shares prior to the Registration Statement (as defined below) being declared effective by the SEC with the intent of covering such open position with Common Stock or Warrant Shares being registered in the Registration Statement. The undersigned hereby acknowledges and understands that the SEC has taken the position that such an open position would constitute a violation of Section 5 of the Act.

         2.18 The Subscriber acknowledges that (i) the Offering Memorandum contains material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the Subscriber is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Units pursuant to a private placement that is exempt from registration under the Act. In accordance with Regulation FD and other applicable provisions of the Securities Laws, the Subscriber agrees to keep such information confidential and not to disclose it to any other person or entity except the


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


Subscriber's legal counsel, other advisors and other representatives who have agreed (i) to keep such information confidential, (ii) to use such information only for the purpose set forth above, and (iii) to comply with applicable securities laws with respect to such information. In addition, the Subscriber further acknowledges that the Subscriber and such legal counsel, other advisors and other representatives are prohibited from trading in the Company's securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company. The Subscriber agrees to indemnify and hold harmless the Company, CNSR and their respective officers, directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Subscriber, or the Subscriber's breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company, CNSR or their respective officers, directors, employees or affiliates or each other person, if any, who controls any of the foregoing in connection with this transaction.

         2.19 The Subscriber understands and acknowledges that (i) the Units are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

3.       REPRESENTATIONS BY THE COMPANY AND CNSR

         Except as set forth in the reports filed by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "SEC REPORTS"), each of the Company and, as applicable, CNSR, severally represent and warrant to the Subscriber that:

         3.1 ORGANIZATION AND AUTHORITY. The Company and CNSR, and each of their respective subsidiaries, (i) is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power and authority to execute, deliver and perform their obligations under this Subscription Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

         3.2 QUALIFICATIONS. The Company and CNSR, and each of their respective subsidiaries, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries (after the effective time of the Merger), taken as a whole.

         3.3 CAPITALIZATION OF THE COMPANY. Immediately after the effective time of the Merger (but before the closing of this Offering), the authorized capital stock of the Company will consist of 750,000,000 shares of Common Stock, $0.001 par value per share. Of the authorized capital stock of the Company, immediately after the effective time of the Merger (but before the


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


closing of this Offering), there will be outstanding 18,603,191 shares of Common Stock. Except as a result of the purchase and sale of the Units as contemplated in the Merger Agreement, or as disclosed in the SEC Reports or the Offering Documents, there are no additional outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from the Company, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as described in the Offering Documents, the issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The shares of the Company's capital stock outstanding immediately after the effective time of the Merger (but before the closing of the Offering) are or will be duly authorized and validly issued and are or will be fully paid and nonassessable. None of the outstanding shares of Common Stock or options, warrants, or rights or other securities entitling the holders to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined below), except as contemplated by the Merger Agreement and as described in the Offering Documents. The Common Stock and the Warrants to be issued to the Subscriber have been duly authorized, and when issued and paid for in accordance with this Subscription Agreement, the Common Stock will be duly and validly issued, fully paid and non-assessable, and the Warrant Shares, when issued upon exercise of the Warrants in exchange for the payment in full of the exercise price for such Warrant Share therein specified, will be duly and validly issued, fully paid and non-assessable. The Common Stock is eligible for quotation on the NASD OTC Bulletin Board, the Company and the Common Stock meets the criteria for continued quotation and trading on the OTC Bulletin Board, and no suspension of trading in the Common Stock is in effect.

         3.4 CORPORATE AUTHORIZATION. The Offering Documents have been duly and validly authorized by the Company and CNSR. This Subscription Agreement, assuming due execution and delivery by the Subscriber, and the Warrants, when the Subscription Agreement and the Warrants are executed and delivered by the Company, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

         3.5 NON-CONTRAVENTION. The execution and delivery of the Offering Documents by the Company and CNSR, the issuance of the Units as contemplated by the Offering Documents and the completion by the Company and CNSR of the other transactions contemplated by the Offering Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or CNSR or their respective subsidiaries,
(ii) conflict with or result in a breach by CNSR or its subsidiaries of any of the terms or provisions of, or constitute a


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


default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of CNSR or its subsidiaries, pursuant to any agreements, instruments or documents filed as exhibits to the SEC Reports or any indenture, mortgage, deed of trust or other agreement or instrument to which CNSR or any of its subsidiaries is a party or by which CNSR or any of its subsidiaries or any of its properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of CNSR and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of CNSR to perform their obligations under, the Offering Documents,
(iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over CNSR or any of its subsidiaries or any of its properties or assets that would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the CNSR and its subsidiaries (after the effective time of the Merger), taken as a whole, or the validity or enforceability of, or the ability of the Company or CNSR to perform its obligations under, the Offering Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for CNSR or its subsidiaries (after the effective time of the Merger) to own or lease and operate any of its properties and to conduct any of its business or the ability of CNSR or its subsidiaries to make use thereof.

         3.6 INFORMATION PROVIDED. The Company hereby represents and warrants to the Subscriber that the information set forth in the Offering Memorandum, the SEC Reports and any other document provided by the Company (or the Company's authorized representatives) to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 3.6, any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3.6 to the extent that a statement in any document included in such information which was prepared and furnished to the Subscriber on a later date or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared and furnished or filed statement so states. CNSR hereby represents and warrants to the Subscriber that the information set forth in the Offering Memorandum and any other document provided by CNSR (or CNSR's authorized representatives) to the Subscriber in connection with the transactions contemplated by this Subscription Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         3.7 ABSENCE OF CERTAIN PROCEEDINGS. CNSR is not aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting CNSR or any of its subsidiaries, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or CNSR, or the transactions contemplated by the Offering Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company or CNSR to perform its obligations under, the Offering

Documents; and to the Company's and CNSR's knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving CNSR or any of its current or former directors or officers.

         3.8 COMPLIANCE WITH LAW. Neither CNSR nor any of its subsidiaries is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability would not individually or in the aggregate have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of CNSR or any of its subsidiaries (after the effective time of the Merger), taken as a whole; and to the knowledge of CNSR there is no pending investigation that would reasonably be expected to lead to such a claim.

         3.9 TAX MATTERS. CNSR and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to CNSR or any of its subsidiaries which has had (nor does CNSR or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely to CNSR or any of its subsidiaries, might have) a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of CNSR or any of its subsidiaries (after the effective time of the Merger), taken as a whole.

4.       REGISTRATION RIGHTS

         Subscriber shall have the registration right set forth on Annex A attached hereto.

5.       MISCELLANEOUS

         5.1 Any notice or other document required or permitted to be given or delivered hereunder shall be in writing and sent (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

                  If to the Company or to CNS, at:

                  CNS Response, Inc.
                  2755 Bristol Street, Suite 285
                  Costa Mesa, CA 92626
                  Attn: President
                  Tel: (949) 248-5461
                  Fax:  (949) 248-5449


     or such other address as it shall have specified to the Subscriber in writing, with a copy (which shall not constitute notice) to:

                  Stubbs Alderton & Markiles LLP
                  15260 Ventura Blvd., 20th Floor
                  Sherman Oaks, CA 91403

                  Attn:  Scott Alderton, Esq.
                  Tel:  (818) 444-4501
                  Fax:  (818) 474-8601

                  If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as it shall have specified to the Company in writing, with a copy (which shall not constitute notice) to:

                  Brean Murray, Carret & Co.
                  570 Lexington Avenue
                  New York, New York 10022
                  Attn: Anna Varga
                  Tel: (212) 702-6572; Fax: (212) 702-6548

         5.2 This Subscription Agreement may be amended through a written instrument signed by the Subscriber, CNSR and the Company; provided, however, that the terms of Section 4 of this Subscription Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for Units in the Offering and at least holders of a majority of the Units sold in the Offering have given their approval of such amendment, which approval shall be binding on all holders of Units.

         5.3 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Delaware.

         5.4 This Subscription Agreement may be executed in counterparts. It shall not be binding upon the Company and CNSR unless and until it is accepted by the Company and CNSR. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

         5.5 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

         5.6 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

         5.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

         5.8 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the requirements of this Subscription Agreement.

         5.9 The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Units in the Offering (the "Other Subscribers"), and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscribers. Nothing contained herein or in any other agreement or document delivered at the closing of the sale of the Units hereby, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the Other Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber's rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The Subscriber is not acting as part of a "group" (as that term is used in Section 13(d) of the 1934 Act) in negotiating and entering into this Subscription Agreement or purchasing the Units or acquiring, disposing of or voting any of the underlying shares of Common Stock or the Warrant Shares. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.



                            [SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE FOR INDIVIDUALS:


         IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

___________________________ (multiple of 10)
Number of Units Subscribed For

$ __________________________ (at $1.20 per Unit)
Purchase Price


------------------------------------
Print or Type Name


------------------------------------
Signature


------------------------------------
Date


------------------------------------
Social Security Number


------------------------------------------------------------------------------
Address

Please check if applicable and include co-owner's information below (name, address, social security number):


           _______ Joint Tenancy                       ______ Tenants in Common

Co-Owner:

----------------------------------------------------
----------------------------------------------------
----------------------------------------------------
----------------------------------------------------

PARTNERSHIPS, CORPORATIONS OR OTHER ENTITIES:


         IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.


___________________________ (multiple of 10)
Number of Units Subscribed For

$ __________________________(at $1.20 per Unit)
Purchase Price

------------------------------------
Print or Type Name of Entity


------------------------------------------------------------------------------
Address


------------------------------------        ------------------------------------
Taxpayer I.D. No.                           Date



------------------------------------        ------------------------------------
Signature                                   Print or Type Name and Indicate
                                            Title or Position with Entity

         IN WITNESS WHEREOF, the Company and CNSR have caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.


                            STRATIVATION, INC.



                            By:  __________________________________
                                   Name: Leonard J. Brandt
                                   Title: Chief Executive Officer and President

Date: _________________


                            CNS RESPONSE, INC.



                            By:  __________________________________
                                   Name: Leonard J. Brandt
                                   Title: Chief Executive Officer and President


Date: _________________

                                     ANNEX A
                           (TO SUBSCRIPTION AGREEMENT)

                               REGISTRATION RIGHTS

         Strativation, Inc. hereby grants to the Subscriber, as a Holder, the following registration rights.

         1.       DEFINITIONS.

         Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between Strativation, Inc., CNSR and the subscriber signatory thereto (the "SUBSCRIPTION AGREEMENT") or in the Company's Amended and Restated Confidential Private Placement Memorandum, dated as of February 2007 (as amended or supplemented).

                  BUSINESS DAY: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

                  EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  HOLDER OR HOLDERS: Any holder of the Registrable Securities.

                  PERSON: Any individual, corporation, partnership, joint venture, association, joint -stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses  information  previously  omitted  from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                  REGISTRABLE SECURITIES: Each issued and outstanding share of Common Stock (i) included in the Units, and (ii) issuable upon exercise of the Warrants included in the Units, until such time as such shares of Common Stock (a) have been sold pursuant to, or are subject to, an effective registration statement under the Act, (b) have been sold pursuant to Rule 144, or (b) may be sold without any time, volume or manner limitations pursuant to section (k) of Rule 144.

                  RULE 144: Rule 144 promulgated by the Commission pursuant to the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

                  REGISTRATION STATEMENT: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  TRADING DAY: A day on whichever (a) the national securities exchange, (b) the Nasdaq Stock Market, or (c) such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

         2.       REGISTRATION RIGHTS.

                  (a) AUTOMATIC REGISTRATION. Within 45 days following the Initial Closing Date (the "FILING Deadline"), the Company shall prepare and file with the Commission a registration statement on Form SB-2 or other appropriate registration document under the Act relating to the resale by the Holders of the Registrable Securities held by all Holders, and up to 767,103 additional shares of Common Stock held by persons having similar registration rights (the "INITIAL REGISTRATION SHARES"). The Company shall use commercially reasonable efforts to ensure that such Registration Statement (the "INITIAL REGISTRATION STATEMENT") is declared effective within 150 days of the Initial Closing Date (the "EFFECTIVENESS DEADLINE"). The Company will agree to take all actions as are necessary to keep the Initial Registration Statement effective until the date on which all securities registered thereunder may be sold without any restriction, under Rule 144 during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144 (the "EFFECTIVENESS PERIOD"). If: (i) such Initial Registration Statement is not filed on or prior to the Filing Deadline, (ii) such Initial Registration Statement is not declared effective by the Commission (or otherwise does not become effective) on or prior to its Effectiveness Deadline or
         (iii) after its effective date, such Initial Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), but excluding the inability of any Holder to sell the Registrable Securities covered thereby due to market conditions, to remain continuously effective and available to the Holders as to all Registrable Securities to which it is required to cover at any time prior to the date that is one year from the Initial Closing Date, for an aggregate of more than 30 consecutive Trading Days or for more than an aggregate of 60 Trading Days in any 12-month period (which need not be consecutive), (any such failure or breach in clauses (i), (ii) or
         (iii) above being referred to as an "EVENT," and, for purposes of clauses (i) or (ii), the date on which such Event occurs, or for purposes of clause (iii), the date which such 30 consecutive or 60 Trading Day period (as applicable) is exceeded, being referred to as "EVENT DATE"), then in addition to any other rights available to the
         Holders: on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date) until the earlier of the date the applicable Event is cured and the one-year anniversary of the Initial Closing Date, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for the Registrable Securities then held by such Holder (which remedy shall not be exclusive of any other remedies available under this Agreement) (the "LIQUIDATED DAMAGES"). If the Company fails to pay any partial liquidated damages pursuant to this Section in full within ten (10) days after the date payable, the Company will pay interest thereon at a rate of 8% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. Notwithstanding the foregoing, the Liquidated Damages payable to a Holder associated with all Events (i) shall not exceed in any 30-day period, an aggregate of 1.0% of the purchase price paid by such Holder for its Registrable Securities (plus interest accrued thereon, if applicable) and (ii) shall not accrue after the one-year anniversary of the Initial Closing Date. For the avoidance of doubt, any right to receive such cash payment shall be Holder's sole and exclusive remedy for the failure of the Company to satisfy its obligations under this Section 2(a).

                  Notwithstanding anything above to the contrary, if, as a consequence of receiving comments or objections from the SEC with respect to the Initial Registration Statement filed pursuant to this
         Section 2(a), the Company reasonably determines that, in order to use Form SB-2 to register the Registrable Securities, the Company must limit the number of shares of Common Stock being registered, then the Company may, without penalty, exclude some of the Initial Registration Shares, on a pro rata basis among all holders of such securities, from such registration (the "EXCLUDED SECURITIES"). For the purpose of clarity, the Company shall not be required to (i) register any Excluded Securities (except as may be provided in Sections 2(b) and 2(c) hereof), or (ii) pay any Liquidated Damages otherwise due under this
         Section 2(a) with respect to any Excluded Securities.

                  (b) DEMAND REGISTRATION RIGHT. If the Company receives at any time after the date that is twelve (12) months from the Initial Closing Date, a written request (a "DEMAND REQUEST") from the holders of a majority of the outstanding Registrable Securities issued and outstanding at the time of such Demand Request (the "MAJORITY HOLDERS") who hold not less than 275,000 Registrable Securities at the time of such Demand Request, that the Company register any such Registrable Securities, then the Company shall, within ten (10) days after receipt of such Demand Request, give written notice of such request ("DEMAND REQUEST NOTICE") to all Holders of Registrable Securities. Each Demand Request Notice shall (x) specify the number of Registrable Securities that the Majority Holders intend to sell or dispose of, (y) state the intended method or methods of sale or disposition of such Registrable Securities and, if applicable, (z) specify the expected price range (net of underwriting discounts and commissions) acceptable to the Majority Holders to be received for such Registrable Securities. Unless the Registration Statement covers an underwritten offering, the Company will agree to take all actions as are necessary to keep any Registration Statement filed pursuant to this Section 2(b) effective until the date on which all Registrable Securities thereunder may be sold without any restriction, under Rule 144 during any 90-day period in accordance with all rules and regulations regarding sales of securities pursuant to Rule 144. Each Holder shall respond promptly and accurately to Company's request at reasonable intervals regarding the amount of Registrable Securities and any other securities of the Company then held by such Subscriber or Holder.

                  The Company shall file, no later than forty-five (45) days following receipt of a Demand Request (the "DEMAND FILING DATE"), a Registration Statement (the "DEMAND REGISTRATION STATEMENT") covering such Registrable Securities which the Company has been so requested to register by the Majority Holders and any other holders of Registrable Securities who request, within fifteen (15) days of the mailing of the Demand Request Notice, that the Company register their Registrable Securities, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Securities in accordance with the intended method of distribution specified in such Demand Request, and use its commercially reasonable efforts to have such Demand Registration Statement declared effective by the SEC within one hundred fifty (150) days after the Demand Filing Date. If a registration pursuant to this
         Section 2(b) involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the Registration Statement filed in connection with such registration, not to register such securities in connection with such registration.

                  The Company may delay making a filing of a Demand Registration Statement in connection with a Demand Request or taking action in connection therewith by not more than ninety (90) days if the Company provides a written certificate signed by the Chief Executive Officer and Chief Financial Officer of the Company to the Holders, prior to the time it would otherwise have been required to file such Demand Registration Statement or take such action pursuant to this SECTION 4.2, stating that the Board has determined in good faith that the filing of such Demand Registration Statement would be seriously detrimental to the Company or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction (collectively, a "VALID BUSINESS REASON") and that it is therefore essential to defer the filing of the Demand Registration Statement; provided, however, that such right to delay a Demand Request shall be exercised by the Company not more than once in any twelve
         (12)-month period and the Company shall only have the right to delay a Demand Request so long as such Valid Business Reason exists, and during such time, the Company may not file a registration statement for securities to be issued and sold for its own account or for that of anyone other than the Holders.

                  The Company shall only be obligated to effect one (1) Demand Request pursuant to this SECTION 4.2.

                  The Majority Holders shall have the right to cancel a proposed registration of Registrable Securities pursuant to this Section 2(b) when the request for cancellation is based upon material adverse information relating to the Company that is different from the information known to the Majority Holders at the time of the Demand Request. Such cancellation of a registration shall be made in writing and shall not be counted as a Demand Request.

                  (c) PIGGYBACK REGISTRATION. If, at any time after the date that is six (6) months from the Initial Closing Date, the Company proposes to register any of its securities under the Securities Act for sale to the public for its own account or for the account of other security holders (except with respect to the Initial Registration Statement, or registration statements on Forms S-4 or S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice thereof to Holders of its intention so to do (such notice to be given at least fifteen (15) days prior to the filing thereof). Upon the written request of any such Holder (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), received by the Company within ten (10) days after giving of any such notice by the Company, to register any of such Holder's Registrable Securities, the Company will use its commercially reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with its written request) of such Registrable Securities so registered ("PIGGYBACK REGISTRATION RIGHTS"); PROVIDED, that if, at any time after giving written notice of its intention to register any securities pursuant to this Section 2(c) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. If a registration pursuant to this Section 2(c) involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration. The foregoing provisions notwithstanding, the Company may withdraw any registration statement referred to in this Section 2(c) without thereby incurring any liability to the Holders.

         3.       UNDERWRITING.  If a Registration Statement is for a registered public offering involving an underwriting, the Company shall so advise the Holder(s) in writing or as a part of the written notice given pursuant to
Section 2(b) or 2(c), as applicable. In such event the right of any Holder to registration pursuant to Section 2(b) and/or 2(c) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or selling stockholders, as applicable. Notwithstanding any other provision of this Section 3, if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who failed to timely elect to distribute their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders as follows:

                  (a) In the event of a registration that is initiated by the exercise of demand registration rights by the Majority Holders, then the number of shares that may be included in the registration and underwriting shall be allocated on a pro rata basis according to the number of shares requested to be included by all Holders;

                  (b) In the event of a registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Holder(s), who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

                  (c) In the event of a registration that is initiated by the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the Holder(s)), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Holder(s), who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

         No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; PROVIDED, HOWEVER, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

         4.       REGISTRATION PROCEDURES.

                  In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

                  (a) Prepare and file with the SEC such amendments and supplements to all Registration Statements and each related Prospectus as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such Registration Statements;

                  (b) Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a Registration Statement or any amendment thereto.

                  (c) Notify the Holders as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective;

                  (d)      Furnish  such  number  of   Prospectuses   and  other
         documents incident thereto, including supplements and amendments, as the Holder may reasonably request;

                  (e) Furnish to the Holder, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like;

                  (f) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

                  (g) Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date hereof, the Company notifies a Holder whose shares are registered on a Registration Statement (a "SELLING HOLDER") in writing of the existence of an event or circumstance that is not disclosed in such Registration Statement and that may have a material effect on the Company or its business (a "POTENTIAL MATERIAL Event"), the Selling Holder shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Selling Holder that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; PROVIDED, that the Company may not so suspend the right of a Selling Holder for more than One-Hundred Twenty (120) days during any twelve (12) month period.

         5.       REGISTRATION EXPENSES.

                  (a) All expenses incident to the Company's performance of, or compliance with, the provisions hereof, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expense of any special audit or "cold comfort" letters required by, or incident to, such performance), Securities Act liability insurance (if the Company elects to obtain such insurance), reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company in connection with each registration hereunder (but not including the fees and expense of legal counsel retained by a Holder or Holders, or any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities) are herein called "Registration Expenses."

                  (b) The Company will pay all Registration Expenses in connection with each Registration Statement filed pursuant to Section 2 except as otherwise set forth therein. Other than as specifically provided for in Section 2(a) hereto, all expenses to be borne by the Holders in connection with any Registration Statement filed pursuant to
         Section 2 (including, without limitation, all underwriting fees, discounts or commissions attributable to such sale of Registrable
         Securities) shall be borne by the participating Holders pro rata in relation to the number of Units of Registrable Securities to be registered by each Holder.

         6.       INDEMNIFICATION; CONTRIBUTION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and each Person who controls such Holder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; PROVIDED that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented.

                  (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnity, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement; PROVIDED, HOWEVER, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Holder upon the sale of the Registrable Securities, sold under such Registration Statement or Prospectus as contemplated herein, giving rise to such indemnification obligation.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purposes of this Section 5(c), the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

                  (d) CONTRIBUTION. If the indemnification from the indemnifying party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
         Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) If indemnification is available under this Section 5, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

         7. LIMITATION TO REGISTRATION REQUIREMENT. Notwithstanding anything else herein to the contrary, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action
(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Exchange Act, or (ii) during any period in which the Company suspends the rights of a subscriber after giving the Subscriber written notification of a Material Event.

         8.       TRANSFER OF RIGHTS.

                  The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Holder to a transferee or assignee; PROVIDED; HOWEVER, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder.

         9.       INFORMATION BY HOLDER.

                  The Holder or Holders of Registrable Securities included in any Registration Statement shall furnish to the Company such information regarding such Holder or Holders and the distribution of securities by such Holder or Holders as the Company may request in writing.

         10.      COMPLIANCE.

                  Holder covenants and agrees that such Holder will comply with the prospectus delivery requirements of the Act as applicable to such Holder in connection with sales of Registrable Securities pursuant to the Registration Statements required hereunder.

         11.      AMENDMENT

                  Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the aggregate number of the Registrable Securities then outstanding.